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                                                                  Exhibit 23.2


                        CONSENT OF INDEPENDENT ACCOUNTANTS
                        ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 to register 3,067,694 shares of Vertex Pharmaceuticals Incorporated common stock of our report dated February 22, 2001 relating to the financial statements of Vertex Pharmaceuticals Incorporated, which appears in Vertex Pharmaceuticals Incorporated's Annual Report on Form 10-K for the year ended December 31, 2000.




PricewaterhouseCoopers LLP

Boston, Massachusetts
July 23, 2001